Yorktown Treasury Advanced Total Return Fund* a series of American Pension Investors Trust
* Shares of the Yorktown Treasury Advanced Total Return Fund are not currently being offered for sale.

Class A (None) | Class L (None) | Institutional Class (AATRX)	SUMMARY PROSPECTUS
DATED May 31, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://yorktownfunds.com/advisors/fund-documents/. You may also obtain this information about the Fund at no cost by calling (888) 933-8274 or by sending an email request to info@yorktownfunds.com. The Fund’s full prospectus and Statement of Additional Information, dated May 31, 2026 are incorporated by reference into this summary prospectus.

Investment Objective – Current income, capital appreciation, while limiting credit risk to achieve a total return net of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Yorktown Treasury Advanced Total Return Fund. More information about these and other discounts is available from your financial professional. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees paid directly from your investment)
Institutional
Class
AATRX
Maximum sales charge (load) imposed on purchases
(as percentage of offering price)	None
Maximum deferred sales charges (load)
(as a percentage of the lesser of original purchase price or redemption proceeds)	None
Maximum Account fee (for accounts under $500)	$25/yr

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Institutional
Class
AATRX
Management Fee	0.40%
Distribution/Service (12b-1 Fees)	0.00%
Other Expenses(1)	0.68%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.08%
Fee Waivers and/or Expense Reimbursements(2)	(0.58)%
Total Annual Fund Operating Expenses(2)	0.50%

The Yorktown Funds	1

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2026, so that the Fund’s ratio of total annual operating expenses is limited to 0.50% for Institutional Class Shares until at least May 31, 2027. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limit listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class (AATRX) Shares:	$51	$286

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, reduce the Fund’s performance. This is a new Fund without an operating history, so portfolio turnover information is not yet available. Expected annual turnover may be well over 100% of the average value of the portfolio on an annual basis. Transaction frequency varies but once every two to eight months is a reasonable estimate.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal conditions in U.S. Treasury securities (bills, notes, and bonds) and other direct obligations of the U.S. Treasury that are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. Dividends paid by the Fund that are attributable to interest on such obligations are generally exempt from state and local income tax. The Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interest in such U.S. Treasury securities or coupons. The Fund may purchase U.S. Treasury STRIPS (“Separate Trading of Registered Interest and Principal of Securities”) that are created when coupon payments and the principal payment are stripped from outstanding Treasury bond by a Federal Reserve bank.

The Fund will implement its principal investment strategy by investing 80%+ of its assets in interest-only and principal-only U.S. Treasury securities. The fund’s dollar-weighted average maturity will vary and be managed in a manner to take advantage of market conditions. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

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Principal Investment Risks

The Fund’s main risks are listed below in alphabetical order, not in order of importance.

Debt Security Risk. The value of the debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Income Risk. There is a chance that the Fund’s income will decline because of falling interest rates. Interest risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

Interest Rate Risk. There is a risk that bond prices will decline due to rising interest rates. Interest rate risk is expected to be low because the Fund invests primarily in short-term bonds whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

Manager Risk. There is a risk that poor security section will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

New Fund Risk. The Fund is new and has limited performance history for investors to review.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Treasury STRIPS Risk. Treasury STRIPS are fixed income securities that are sold at a significant discount to face value and offer no interest payments because they mature at par. These securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. We expect the Fund will be required to distribute income dividends to shareholders, however, because Treasury STRIPS do not pay interest and are purchased at an “original issue discount,” the Fund does not receive cash interest payments on the STRIPS in which it invests. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income dividend distribution requirements.

Zero-Coupon U.S. Treasury Bond Risk. Zero-coupon U.S. Treasury bonds often rise dramatically in price when stock prices fall. Zero-Coupon U.S. Treasury bonds can move up significantly when the Fed cuts rates aggressively and can easily fall significantly if the Fed raises interest rates. Because of their sensitivity to interest rates, Zero-Coupon U.S. Treasury bonds have incredibly high Interest Rate Risk.

Performance Information

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns, and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information will be available on the Fund’s website at www.yorktownfunds.com or by calling shareholder services at (888) 933-8274.

The Yorktown Funds	3

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – Mr. David D. Basten, Mr. David M. Basten, Mrs. Brentz East, and Mr. John P. Tener have served as the portfolio managers to the Fund since commencement of the Fund’s operations.

There are no material conflicts between management of the Fund’s investments and the investments of other accounts managed by the Portfolio Managers.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund is $100,000 and the minimum for additional investments is $100,000. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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